Supplement dated July 1, 1999 to the American Legacy III Prospectus dated
       April 1, 1999 for Lincoln National Variable Annuity Account H


This Supplement describes enhancements that are being made to your American Legacy III variable annuity contract. These enhancements will be made by an amendment to your contract, and will become effective upon approval by your particular state.

Please keep this Supplement with your current American Legacy III Prospectus and retain if for reference. The changes discussed in this Supplement modify the descriptions of these contract features as set forth in the April 1, 1999 Prospectus.

In general, there are six changes to the annuity contract:

     1. An optional death benefit will be payable upon the death of the annuitant. Upon the death of the annuitant, the contract owner may continue the contract with a new annuitant or elect within 75 days of the death to receive the optional death benefit. Surrender charges will be waived if a death benefit is paid. Payment of the death benefit on the death of the annuitant will terminate the contract. This benefit is discussed in detail in the section of this Supplement entitled DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE.

     2. A portion of the death benefit, if applicable, may be credited into the contract upon the death of the contract owner or joint owner, when the surviving spouse assumes the contract.

        This benefit is discussed in detail in the section of this Supplement entitled DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT
         DATE.

     3. If desired, the contract owner can now specify an annuity payout option as a method of paying the death benefit to a beneficiary. The beneficiary cannot change this option.

     4.  Joint owners are no longer limited to spouses only.

     5. There are new issue ages for this contract. The contract owner and annuitant cannot be older than age 90 (or 83 for IRAs sold in Pennsylvania) at the time of issuance of the contract.

     6. The maximum amount of purchase payments has been increased. The total amount of purchase payments may not exceed $2 million for a contract owner or $1 million for each joint owner.

                  Death benefit before the annuity commencement date

                  You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

                           Upon the death of the contract owner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contract owner or joint owner, a death benefit may be paid to the contract owner (and joint owner, if applicable, in equal shares). If the contract owner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contract owner.

                  If the death occurs before the annuity commencement date and the enhanced guaranteed minimum death benefit (EGMDB) is in effect, the death benefit paid will be the greater of: (1) the contract value as of the day on which Lincoln Life approves the payment of the claim; or (2) the highest contract value which the contract attains on any policy anniversary date (including the inception date) on ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes made, effected or incurred subsequent to the anniversary date on which the highest contract value is obtained. If the EGMDB is not in effect, the death benefit will be equal to the greater of contract value or the guaranteed minimum death benefit (GMDB). The GMDB is equal to the sum of all purchase payments minus any withdrawals, partial annuitizations or premium taxes incurred.

                  If there are joint owners, upon the death of the first contract owner, Lincoln Life will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as a sole contract owner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary(s).

                  If the beneficiary is the spouse of the contract owner, then the spouse may elect to continue the contract as contract owner.

                  Upon the death of a contract owner or joint owner (not the annuitant), if the surviving spouse continues the contract, any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value will be credited to the contract. This provision applies only one time for each contract.

                  If an annuitant who is not the contract owner or a joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contract owner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contract owner (and joint owner, if applicable, in equal shares) if the annuitant named on this contract has not been changed, except on death of a prior annuitant. Notification of the election of this death benefit must be received by LNL within 75 days of the death of the annuitant. If no contract owner is living on the date of death of the annuitant, the death benefit will be paid to the beneficiary. The contract terminates when any death benefit is paid due to the death of the annuitant. A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

                  The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed. If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

                  When applying for a contract, an applicant can request a contract without the EGMDB. The EGMDB is not available under contracts used for qualified plans (other than IRAs) or contracts issued to a contract owner, joint owner or annuitant who is age 80 or older at the time of issue.

                  After a contract is issued, the contract owner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to Lincoln Life. The benefit will be discontinued as of the valuation date we receive the request, and we will stop deducting the charge for the benefit as of that date. See Charges and other deductions. If you discontinue the benefit, it cannot be reinstated.

                  Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the contract owner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interest (There are no restrictions on the beneficiary's use of the proceeds.); and/or

2. If no beneficiary survives the contract owner, the proceeds will be paid to the contract owner's estate.

                  The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contract owner's date of death unless the beneficiary begins receiving within one year of the contract owner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

                  The death benefit payable on the death of the annuitant will be distributed in either a lump sum or under an annuity payout. The annuity payout must be selected within 60 days after LNL has approved the death claim. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim, subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

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